                                                     Filed Pursuant to Rule 497e

                                                            January 5, 2005
                                                                  Supplement

[GRAPHIC OMITTED]

SUPPLEMENT DATED JANUARY 5, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

        Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
              Morgan Stanley Allocator Fund, dated April 30, 2004
            Morgan Stanley Biotechnology Fund, dated July 30, 2004
     Morgan Stanley Convertible Securities Trust, dated November 30, 2004
  Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
     Morgan Stanley Dividend Growth Securities Inc., dated April 30, 2004
      Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
         Morgan Stanley Financial Services Trust, dated July 30, 2004
 Morgan Stanley Funds of Funds -- Domestic Portfolio, dated November 30, 2004
        Morgan Stanley Fundamental Value Fund, dated November 30, 2004
           Morgan Stanley Global Advantage Fund, dated July 30, 2004
     Morgan Stanley Global Dividend Growth Securities, dated May 28, 2004
          Morgan Stanley Global Utilities Fund, dated April 30, 2004
                Morgan Stanley Growth Fund, dated May 28, 2004
        Morgan Stanley Health Sciences Trust, dated September 30, 2004
          Morgan Stanley Income Builder Fund, dated November 30, 2004
              Morgan Stanley Information Fund, dated May 28, 2004
        Morgan Stanley International SmallCap Fund, dated July 30, 2004
    Morgan Stanley International Value Equity Fund, dated October 29, 2004
                Morgan Stanley Japan Fund, dated July 30, 2004
           Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated April 30,
                                     2004
           Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
       Morgan Stanley Small-Mid Special Value Fund, dated June 30, 2004
          Morgan Stanley Special Value Fund, dated September 30, 2004
           Morgan Stanley Strategist Fund, dated September 30, 2004
        Morgan Stanley Total Market Index Fund, dated October 29, 2004
          Morgan Stanley Total Return Trust, dated September 30, 2004
              Morgan Stanley Value Fund, dated November 30, 2004

     The disclosure in the Fund's Statement of Additional Information in the
section entitled "F. Revenue Sharing," is hereby deleted and replaced with the following section:

F. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other
Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the
Investment Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different Intermediaries.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

   (1)   On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

   (2)   On sales of Class D shares other than shares held by participants in the Investment Adviser's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other
         Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

   (3)   On sales (except purchases through 401(k) platforms) through Morgan
         Stanley DW's Mutual Fund Network:

      o An amount equal to 0.20% of gross sales of Fund shares; and

      o For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

   (4)   An amount equal to 0.20% on the value of shares sold through 401(k)
         platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide
Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.